UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On May 21, 2018, the Company held the Annual Meeting. At the Annual Meeting, the holders of 49,196,233 shares of the Company’s common stock were present in person or represented by proxy, which represents 91.96% of the total shares of outstanding common stock entitled to vote as of the record date of March 29, 2018.

(b)       The following actions were taken in the Annual Meeting:

(1)	The following seven nominees were reelected to serve on the Company’s Board of Directors until the Company’s 2019 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Jason Grenfell-Gardner	37,343,172	190,465	11,662,596
Bhaskar Chaudhuri	37,282,573	251,064	11,662,596
Steven Koehler	37,362,672	170,965	11,662,596
James C. Gale	36,693,118	840,519	11,662,596
John Celentano	36,742,391	791,246	11,662,596
Carole S. Ben-Maimon	36,730,065	803,572	11,662,596
Thomas J. Sabatino, Jr.	37,342,634	191,003	11,662,596

(2)	The amendment to the Teligent, Inc. 2016 Equity Incentive Plan to increase the number of shares available for issuance thereunder from 2,000,000 to 4,000,000 was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
36,115,066	1,257,691	160,880	11,662,596

(3)	The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
47,547,407	1,403,200	245,626	0

(4)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
35,157,965	2,185,648	190,024	11,662,596

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Teligent, Inc. 2016 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: May 21, 2018	By:	/s/ Damian Finio
	Name:	Damian Finio
	Title:	Chief Financial Officer